SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2011

BioMarin Pharmaceutical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26727	68-0397820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

105 Digital Drive, Novato, California	94949
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 506-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	On May 12, 2012, BioMarin Pharmaceutical Inc. (the “Company”), held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”), at the San Francisco Marriot Union Square, 480 Sutter Street, San Francisco, CA 94108. A total of 110,839,800 shares of the Company’s common stock were entitled to vote as of March 18, 2011, the record date for the Annual Meeting. There were 100,516,514 shares present in person or by proxy at the Annual Meeting, at which the stockholders were asked to vote on four (4) proposals. Set forth below are the matters acted upon by the stockholders, and the final voting results of each such proposal.

(b)

Proposal 1. Election of Directors

Director Elected	Vote For	Withheld	Broker Non-Votes
Jean-Jacques Bienaimé	91,010,914	2,978,616	6,527,984
Michael Grey	90,690,139	3,299,391	6,527,984
Elaine J Heron Ph. D.	90,747,859	3,241,671	6,527,984
Pierre Lapalme	90,969,996	3,019,534	6,527,984
V. Bryan Lawlis, Ph. D.	90,689,952	3,299,578	6,527,984
Alan J. Lewis, Ph. D.	90,691,133	3,298,397	6,527,984
Richard A. Meier	91,013,227	2,976,303	6,527,984
William D. Young	93,888,361	101,169	6,527,984
Kenneth M. Bate	93,348,564	640,966	6,527,984

Based on the votes set forth above, each of the nominees set forth above were duly elected to serve as directors of the Company for a one year term, or until their respective successors have been duly elected and qualified at the next annual meeting of stockholders of the Company.

Proposal 2. Advisory Vote on the Compensation of the Company’s Executive Officers

The advisory (non-binding) approval of the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting, received the following votes:

For	Against	Abstain	Broker Non-Votes
91,250,127	2,713,866	25,537	6,527,984

Based on the votes set forth above, the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting, was approved in an advisory vote by the stockholders.

Proposal 3: Advisory Vote on the Frequency of Advisory Votes on the Compensation of the Company’s Executive Officers

The advisory (non-binding) vote on the frequency with which advisory votes should be held on the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting, received the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
81,516,840	1,309,380	11,061,768	101,542	6,527,984

Based on the votes set forth above, the advice of the stockholders is that the Company should hold an advisory vote on the compensation of the Company’s named executive officers every year.

Proposal 4. Ratification of the Appointment of Independent Registered Public Accounting Firm

The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011 received the following votes:

For	Against	Abstain
100,289,462	196,673	31,379

Based on the votes set forth above, the selection of KPMG LLP as the Company’s independent registered public accounting firm to serve for the year ending December 31, 2011 was duly ratified by the stockholders.

(d) In light of the voting results concerning the frequency with which stockholders will be provided an advisory vote on executive compensation that were delivered at the Annual Meeting (Proposal 3), the Company will include a stockholder vote on the compensation of executives in its proxy materials annually until the next required vote on the frequency of stockholder votes on the compensation of executives. The Company is required to provide stockholders the opportunity to cast a non-binding advisory vote on the frequency of stockholder votes on the Company’s executive compensation at least once every six calendar years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation

Date: May 17, 2011	By:	/s/ G. Eric Davis G. Eric Davis Senior Vice President, General Counsel